                                                                       EXHIBIT 2

                          LIMITED PARTNERSHIP AGREEMENT


                                       OF


                           WEIS FAMILY HOLDINGS, L.P.


                            Dated as of May 28, 1999


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                                TABLE OF CONTENTS
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
ARTICLE I  Definitions............................................................................................3

ARTICLE II  Formation and Initial Organization....................................................................6

         2.1. Formation...........................................................................................6

         2.2. Term................................................................................................7

         2.3. Name................................................................................................7

         2.4. Principal Office....................................................................................7

         2.5. Registered Office and Registered Agent..............................................................7

         2.6. Purposes............................................................................................8

ARTICLE III  Management..........................................................................................10

         3.1. Powers of Management...............................................................................10

         3.2. Authority to Exercise Powers of Management.........................................................12

         3.3. Managing Partner...................................................................................13

         3.4. Reliance by Third Parties on General Partners......................................................14

         3.5. Delegation by General Partners.....................................................................14

         3.6. Time and Effort Required of General Partners.......................................................14

         3.7. Duties of General Partners; Limitations............................................................14

         3.8. Indemnification of General Partners................................................................15

         3.9. Limited Partners...................................................................................16

         3.10. Approval Rights Related to Certain Major Decisions................................................17

ARTICLE IV  Partners and Capitalization..........................................................................19

         4.1. Contributions and Partnership Interests............................................................19

         4.2. Adjustments to Partnership Interests...............................................................21

         4.3. Nature of Contributions............................................................................22

         4.4. Sources of Additional Funds........................................................................22

         4.5. Capital Accounts...................................................................................23

ARTICLE V  Accounting and Tax Matters............................................................................23

         5.1. Books and Records..................................................................................23

         5.2. Financial Statements...............................................................................24

         5.3. Taxes..............................................................................................24

ARTICLE VI  Allocation of Profits and Losses.....................................................................24

ARTICLE VII  Operating Distributions.............................................................................25
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
         7.1. Distributable Cash.................................................................................25

         7.2. Operating Distributions............................................................................25

ARTICLE VIII  Assignments and Pledges............................................................................25

         8.1. New Partners.......................................................................................25

         8.2. Assignment Prerequisites; Remedies for Breach......................................................26

         8.3. Rights and Duties of Assignors and Assignees.......................................................26

         8.4. Permitted Assignees................................................................................26

         8.5. Special Rules for General Partnership Interests....................................................27

         8.6. Lifetime Assignment by Partner or Assignee.........................................................28

         8.7. Death of Partner or Assignee.......................................................................28

         8.8. Death of Partner's or Assignee's Spouse............................................................28

         8.9. Divorce of Partner or Assignee.....................................................................28

         8.10. Changes in Beneficial Ownership of Trust Properties...............................................28

         8.11. Changes in the Ownership of Entities which are Partners...........................................28

         8.12. Involuntary Assignments...........................................................................28

         8.13. Actuarial Ownership of Trust Properties by Permitted Assignees....................................29

         8.14. Assignments to Existing Limited Partners..........................................................30

         8.15. Pledge Prerequisites; Remedies for Breach.........................................................30

ARTICLE IX  Withdrawals and Contingent Put Right.................................................................31

         9.1. General Partners...................................................................................31

         9.2. Limited Partners...................................................................................31

ARTICLE X  Dissolution, Winding Up and Liquidation...............................................................32

         10.1. Dissolution.......................................................................................32

         10.2. Effective Date and Notice.........................................................................32

         10.3. Reconstitution....................................................................................33

         10.4. Liquidator........................................................................................33

         10.5. Conversion of Assets to Cash......................................................................34

         10.6. Liquidating Distributions.........................................................................34

         10.7. Reserves..........................................................................................35

         10.8. Accounting on Liquidation; Fair Market Value of In-Kind Distributions.............................35

         10.9. Restoration of Capital Account Deficits...........................................................35

         10.10. Termination......................................................................................36

ARTICLE XI  Miscellaneous........................................................................................36

         11.1. Mandatory Arbitration of All Disputes.............................................................36
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
         11.2. Modification, Termination and Waiver..............................................................36

         11.3. Estoppel Certificate..............................................................................37

         11.4. Further Actions...................................................................................37

         11.5. Certificate Requirements..........................................................................37

         11.6. Successors and Assigns............................................................................37

         11.7. Creditors.........................................................................................37

         11.8. Personal Liability................................................................................37

         11.9. Entire Agreement..................................................................................38

         11.10. Governing Law....................................................................................38

         11.11. Notices..........................................................................................38

         11.12. Format of Agreement; Headings....................................................................38

         11.13. Usage of the Word "Include.".....................................................................38

         11.14. Usage of the Word "Person."......................................................................38

         11.15. Usage of the Word "Trust.".......................................................................39

         11.16. Cross-References.................................................................................39

         11.17. Plurals, etc.....................................................................................39

         11.18. Incorporation of Schedules and Exhibits By Reference.............................................39

         11.19. Counterparts.....................................................................................39
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                                      iii

                          LIMITED PARTNERSHIP AGREEMENT
                          OF WEIS FAMILY HOLDINGS, L.P.

         THIS LIMITED PARTNERSHIP AGREEMENT (this "Agreement") of Weis Family Holdings, L.P. (the "Partnership") is entered into by the following:

         (1)      as General Partner:

                           Weis Family Holdings, L.L.C.

         (2)      as Limited Partners:

                  (a)      Janet C. Weis;
                  (b)      Ellen Weis Goldstein;
                  (c)      Nancy Weis Wender;
                  (d)      Susan Weis Mindel;
                  (f)      Amy Elizabeth Wender;
                  (g)      Kathryn Lee Wender;
                  (h) Trustees of The Laura Ann Goldstein 1999 Trust under Deed of Laura Ann Goldstein dated May 18, 1999 (under which Laura Ann Goldstein and Ellen Weis Goldstein are presently the Trustees) [hereinafter "The Laura Ann Goldstein 1999 Trust"];
                  (i) Trustees of The Paul Weis Goldstein 1999 Trust under Deed of Paul Weis Goldstein dated May 19, 1999 (under which Paul Weis Goldstein and Ellen Weis Goldstein are presently the trustees) [hereinafter "The Paul Weis Goldstein 1999 Trust"];
                  (j) Trustees of The Wendy Lynn Mindel 1998 Trust under Agreement of Wendy Lynn Mindel dated March 22, 1998 (under which Wendy Lynn Mindel and Susan Weis Mindel are presently the trustees) [hereinafter "The Wendy Lynn Mindel 1998 Trust"];
                  (k) Trustees of The Emily Beth Mindel 1998 Trust under Agreement of Emily Beth Mindel dated March 22, 1998 (under which Emily Beth Mindel and Susan Weis Mindel are presently the trustees) [hereinafter "The Emily Beth Mindel 1998 Trust"];
                  (l) Trustees of the Irrevocable Trust for the benefit of Amy Elizabeth Wender under Agreement of Sigfried Weis dated December 19, 1988 (under which Ellen Weis Goldstein, Nancy Weis Wender, and Susan Weis Mindel are presently the trustees) [hereinafter "The Amy Elizabeth Wender Gallo Trust"];

                  (m) Trustees of the Irrevocable Trust for the benefit of Kathryn Lee Wender under Agreement of Sigfried Weis dated December 19, 1988 (under which Ellen Weis Goldstein, Nancy Weis Wender, and Susan Weis Mindel are presently the trustees) [hereinafter "The Kathryn Lee Wender Gallo Trust"];

                  (n) Trustees of the Irrevocable Trust for the benefit of Laura Ann Goldstein under Agreement of Sigfried Weis dated December 19, 1988 (under which Ellen Weis Goldstein, Nancy Weis Wender, and Susan Weis Mindel are presently the trustees) [hereinafter "The Laura Ann Goldstein Gallo Trust"];

                  (o) Trustees of the Irrevocable Trust for the benefit of Paul Weis Goldstein under Agreement of Sigfried Weis dated December 19, 1988 (under which Ellen Weis Goldstein, Nancy Weis Wender, and Susan Weis Mindel are presently the trustees) [hereinafter "The Paul Weis Goldstein Gallo Trust"];

                  (p) Trustees of the Irrevocable Trust for the benefit of Wendy Lynn Mindel under Agreement of Sigfried Weis dated December 19, 1988 (under which Ellen Weis Goldstein, Nancy Weis Wender, and Susan Weis Mindel are presently the trustees) [hereinafter "The Wendy Lynn Mindel Gallo Trust"];

                  (q) Trustees of the Irrevocable Trust for the benefit of Emily Beth Mindel under Agreement of Sigfried Weis dated December 19, 1988 (under which Ellen Weis Goldstein, Nancy Weis Wender, and Susan Weis Mindel are presently the trustees) [hereinafter "The Emily Beth Mindel Gallo Trust"];

                  (r) Trustees of the Residuary Marital Trust under Agreement of Sigfried Weis dated August 27, 1993, as amended and restated on October 28, 1993, and as further amended on April 21, 1995 [hereinafter "Sigfried Weis Trust Agreement"] (under which Ellen Weis Goldstein, Nancy Weis Wender, and Susan Weis Mindel are presently the trustees) [hereinafter "Residuary Marital Trust u/A Sigfried Weis"]; and

                  (s) Trustees of the Generation-Skipping Transfer Trust under the Sigfried Weis Trust Agreement (under which Ellen Weis Goldstein, Nancy Weis Wender, and Susan Weis Mindel are presently the trustees) [hereinafter "Generation-Skipping Transfer Trust u/A Sigfried Weis"].

                                    RECITALS
                                    --------

         The parties to this Agreement wish to form and operate the Partnership under the Delaware Revised Limited Partnership Act and, in consideration of the mutual covenants expressed in this Agreement, have agreed to conduct the Partnership's business and affairs according to the provisions of this Agreement, which Agreement shall govern their rights and obligations with respect to the Partnership.

                                    ARTICLE I

                                   Definitions

         The definitions set forth in this Article shall apply throughout this Agreement unless the context clearly indicates otherwise, although certain other terms are defined elsewhere in this Agreement for convenience.

         "Act" - The Delaware Revised Limited Partnership Act, as amended.

         "Agreement" - This Agreement and any modifications or amendments to this Agreement.

         "Affiliate" - Any individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company, professional corporation, trust, estate, custodian, trustee, executor, administrator, nominee or other entity controlled by, controlling or under common control with another, other than by reason of this Agreement. As used in this definition, the term "control" means actual discretion or power to direct the affairs of the controlled individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company, professional corporation, trust, estate, custodian, trustee, executor, administrator, nominee or other entity. Any general partner in a partnership shall be deemed to control that partnership, but no person or entity shall be deemed to control any other entity solely by virtue of being a director, officer or holder of voting securities of that entity.

         "Approved Debts" - Those liabilities of the Partnership which need not be paid in cash upon liquidation of the Partnership, as described in Section 10.5.

         "Assign" - To make an Assignment.

         "Assigned Partnership Interest" - The interest in the Partnership which is transferred as a result of an Assignment.

         "Assignee" - The recipient of an Assigned Partnership Interest.

         "Assignment" - Any method whatsoever, whether direct or indirect and whether voluntary or involuntary, by which the legal or beneficial ownership of any interest in the Partnership is transferred or changed, including: (1) sales, exchanges, gifts, donations and any other forms of conveyance, assignment or transfer; (2) changes in the beneficial interests of any trust or estate which holds any interest in the Partnership and distributions from any such trust or estate; (3) changes in the ownership of any Partner or Assignee which is a corporation, partnership, limited partnership, limited liability partnership, limited liability company, professional corporation or other entity, including the dissolution of any such entity; and (4) changes in legal or beneficial ownership or other forms of transfer resulting from the death or divorce of any Partner or Assignee or the death of any Partner's or Assignee's spouse. Notwithstanding the foregoing, however, the term "Assignment" shall not include mortgages, pledges or other similar encumbrances of, or grants of security interests in, any legal or beneficial interest in any interest in the Partnership, provided that the term "Assignment" shall include any levy, foreclosure or similar seizure associated with a mortgage, pledge, encumbrance or security interest.

         "Assignor" - The Partner, Assignee or other person effecting an Assignment.

         "Book Value of the Partnership Assets" - The book value of the Partnership Assets according to the Partnership's most recent financial statements.

         "Capital Accounts" - As described in Section 4.5 and Exhibit A.

         "Certificate of Limited Partnership" - The Certificate of Limited Partnership and any amendments to it or restatements of it which are required to be filed with the Secretary of State of Delaware on behalf of the Partnership by the Act.

         "Code" - The United States Internal Revenue Code of 1986, as amended, including corresponding provisions of any subsequent federal tax law.

         "Contingent Put Right" - The contingent right of a Limited Partner to withdraw from the Partnership with respect to the Limited Partner's Limited Partnership Interest as described in Section 9.2.(b).

         "Determination Date" - In the case of an Assignment which already has occurred, the date on which the Assignment occurred, such as a death, divorce or change in the beneficial ownership of property held in trust, but if no specific event exists or the Assignment is merely proposed and has not yet occurred, the last date on which the Assignor or other designated person may submit an Offering Notice to the Partnership as required by Exhibits B and C.

         "Distributable Cash" - The amount of cash described in Section 7.1 which shall be distributed to the Partners as provided in Section 7.2.

         "Effective Date" - The date on which this Agreement becomes effective as provided in Section 2.1.

         "Fair Market Value" - The price at which a designated Partnership Interest or Assigned Partnership Interest would change hands between a hypothetical willing buyer and a hypothetical willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of all relevant facts, including without limitation all facts relevant under Sections 2031 and 2512 of the Code with respect to valuation of interests in closely-held limited partnerships, and all restrictions imposed by this Agreement and the Act with respect to distributions to Partners and Assignees, Assignments and the rights of Assignees, the ability or inability of any Partner or Assignee to cause the dissolution and liquidation of the Partnership, and the withdrawal of Partners and Assignees prior to the dissolution and liquidation of the Partnership; provided that the Contingent Put Right shall be ignored in determining that price; further provided that if any two or more parties cannot agree on that price, it shall be determined by arbitration as provided in Exhibit E.

         "Fiscal Year" - The twelve-month period beginning January 1 and ending December 31 of each year, except for (1) the year in which the Partnership is formed as provided in Section 2.1, in which case the Fiscal Year shall begin on the Effective Date, and (2) the year in which the Partnership is liquidated and terminated as provided in Article X in which case the Fiscal Year shall end on the date of the final distribution to the Partners in liquidation of the Partnership as provided in Article X.

         "General Partner" - A Partner designated as a General Partner by or under this Agreement. References throughout this Agreement to the General Partners include the Managing Partner, if any, unless the context clearly indicates otherwise.

         "General Partnership Interest" - A Partnership Interest held by a Partner as a General Partner.

         "Limited Partner" - A Partner designated as a Limited Partner by or under this Agreement.

         "Limited Partnership Interest" - A Partnership Interest held by a Partner as a Limited Partner.

         "Liquidator" - The Partners or agent responsible for winding up the Partnership's affairs as provided in Section 10.4.

         "Losses" - As described in Exhibit A.

         "Major Decisions" - The actions and decisions which require approval as described in Section 3.10.

         "Managing Partner" - The General Partner or General Partners designated as Managing Partner by Section 3.3.

         "Member of the General Partner" and "Percentage Interests in the entity which is the General Partner" - The Members of Weis Family Holdings, L.L.C. and such Members' percentage interests in Weis Family Holdings, L.L.C.

         "Offering Notice" - The written notice which an Assignor or other designated person must submit to the Partnership, the Partners, any Assignees who are Permitted

Assignees and certain other designated persons prior to making or administering an Assignment, as described in Exhibits B and C.

         "Partner" - Any person designated as a Partner by or under this Agreement, whether a General Partner or Limited Partner.

         "Partnership" - The limited partnership existing pursuant to this Agreement.

         "Partnership Assets" - All of the properties owned by the Partnership, whether tangible, intangible, real, personal or mixed.

         "Partnership Interest" - The interest in the Partnership representing any Partner's right to receive distributions from the Partnership and to receive allocations of Profits and Losses, which interest shall be personal property for all purposes as provided in Section 17-701 of the Act.

         "Partnership Management" - Those General Partners having the authority to exercise the Powers of Management as provided in Section 3.2 and potentially having the authority to wind up the Partnership's affairs and accomplish its liquidation as provided in Section 10.4.(a)(i).

         "Percentage Interest" - The percentage representing the Partnership Interest owned by each General Partner and Limited Partner as set forth on Schedule #1.

         "Permitted Assignee" - Those Assignees described in Section 8.4 to whom or which a Partnership Interest or Assigned Partnership Interest may be Assigned without restriction.

         "Powers of Management" - The powers to manage the Partnership's business and affairs as described in Section 3.1.

         "Principal Office" - The office in the United States where records are to be kept or made available, the location of which is specified in Section 2.4.

         "Profits" - As described in Exhibit A.

                                   ARTICLE II

                       Formation and Initial Organization
                       ----------------------------------

         2.1. Formation.

         The Partners shall form the Partnership as a limited partnership under the Act. This Agreement shall be effective, and the Partnership shall exist, only upon compliance by the Partners with Section 17-201 of the Act. Except as provided to the contrary in this Agreement, the rights and obligations of the Partners and any Assignees with respect to the Partnership, and the administration of the Partnership, shall be governed by the Act.

         2.2. Term.

         Once formed as provided in Section 2.1, the Partnership shall continue to exist for a definite term ending on May 28, 2049, unless it is dissolved, liquidated and terminated prior to that date as provided in Article X.

         2.3. Name.

         The Partnership shall conduct its business and affairs under the name of "Weis Family Holdings, L.P.," and the Partners shall file assumed name certificates and otherwise conform with local law as necessary to establish the Partnership's name in any area in which it operates; provided that the Partnership Management may change the Partnership's name as the Partnership Management alone determines to be appropriate, and the Partners shall take any action which may be necessary to accomplish that change of name in compliance with local law in any area in which the Partnership operates, if the Partnership Management provides written notice to all of the other Partners regarding the proposed change of name at least five business days prior to taking any action to change the name.

         2.4. Principal Office.

                  The Principal Office shall be located at c/o Mellon Bank (DE) National Association, 919 North Market Street, Suite 200, Wilmington, Delaware 19801; provided that the Partnership Management may change the Principal Office to any other location in the United States as the Partnership Management alone determines to be appropriate, and the Partners shall take any action which may be necessary to accomplish that change in compliance with local law in any area in which the Partnership operates, if the Partnership Management provides written notice to all of the other Partners regarding the proposed change at least five business days prior to taking any action to change the Principal Office.

         2.5. Registered Office and Registered Agent.

                  As required by Section 17-104 of the Act, the Partnership's registered office in Delaware shall be located at 1013 Centre Road, Wilmington, New Castle County, Delaware 19805, and the Partnership's registered agent at that address shall be Corporation Service Company; provided that the Partnership Management may change the registered office and registered agent as the Partnership Management alone determines to be appropriate.

         2.6. Purposes.

         The Partnership shall not be deemed to exist for a specific purpose; rather, the purpose of the Partnership is to manage the Partnership Assets by conducting any business which lawfully may be conducted in limited partnership form. Some of the more particular purposes of the Partnership are (any references to properties of the families of Janet C. Weis and her descendants to include properties held in trust):

               2.6.(a) to consolidate the management and control of the stock of Weis Markets, Inc. owned by the families of Janet C. Weis and her descendants, which consolidation should improve the efficiency of the management of those properties by holding them in a single, flexible entity;

               2.6.(b) to pool the income earned by the properties contributed to the Partnership in order to enhance investment opportunities and investment diversification for the families of Janet C. Weis and her descendants;

               2.6.(c) to establish an investment policy related to certain properties of the families of Janet C. Weis and her descendants which is focused on growth as measured by total return rather than attempting to achieve a certain level of either income or appreciation for any particular time period, while providing a policy with respect to the distribution of cash to the Partners which promotes growth in the value of the Partnership Assets;

               2.6.(d) to keep the ownership of certain properties of the families of Janet C. Weis and her descendants, whether direct, indirect, legal, or beneficial ownership, within the families of Janet
         C. Weis and her descendants to the extent possible by providing an opportunity for the Partnership, the Partners and any Assignees who are Permitted Assignees to purchase any Partnership Interest or Assigned Partnership Interest prior to certain Assignments becoming effective;

               2.6.(e) to the extent allowed by law, to protect those properties of the families of Janet C. Weis and her descendants which are contributed to the Partnership from any unknown future creditors of those family members who are or become Partners;

               2.6.(f) to identify the nature of a Partner's Partnership Interest or an Assignee's Assigned Partnership Interest as separate property rather than community property;

               2.6.(g) to avoid the potential expense and publicity of litigation related to certain properties of the families of Janet C. Weis and her descendants by requiring Partners and Assignees to submit to arbitration for the resolution of disputes and by requiring the losers of a dispute to bear the costs associated with the dispute;

               2.6.(h) to provide flexibility in the management of certain properties of the families of Janet C. Weis and her descendants not available through the use of corporations, trusts and other business entities;

               2.6.(i) to promote the education of, and communication among, certain members of the families of Janet C. Weis and her descendants with respect to financial matters;

               2.6.(j) to avoid the fractionalization of the ownership of the stock of Weis Markets, Inc. owned by the families of Janet C. Weis and her descendants;

               2.6.(k) to manage investments in any other business without regard to the form in which the business is organized and without limitation as to the nature of the investment; and to hold, buy, sell, lease, pledge, mortgage and otherwise deal in or dispose of those investments;

               2.6.(l) to acquire general partnership interests or limited partnership interests in other partnerships and limited partnerships; to enter into partnership agreements as a general partner or limited partner; and to become a member of a joint venture or to participate in any other form of syndication for the purpose of conducting business as described in this Agreement;

               2.6.(m) to purchase, sell, invest or otherwise deal in stocks, bonds and other securities and similar interests of any kind, including stocks, bonds, notes, debentures, commercial paper, bills of exchange and evidences of indebtedness of any domestic or foreign person; to purchase, sell, invest or otherwise deal in bonds, notes, bills and other evidences of indebtedness and currencies of any domestic or foreign government, state, municipality, school district or any political subdivision thereof; to purchase, sell, invest or otherwise deal in derivatives of any kind related to any kind of underlying asset, including both options and futures; to purchase, sell, invest or otherwise deal in gold, silver, grain, livestock cotton, petrochemicals and other commodities and provisions traded on exchanges or in the over-the-counter-market; and to form corporations, partnerships and other business enterprises as may be desirable in making any such investments, and to do any and all things necessary or incident to such ventures; and

               2.6.(n) to engage generally in the real estate business; to acquire, hold, develop and operate real estate properties, whether full or fractional interests and whether improved or unimproved, either as operator, managing agent, principal, agent, partner, stockholder, associate, joint venturer, participant or otherwise; to invest funds and to raise funds to be invested in such ventures; to purchase, perform services, construct, acquire, own, develop, operate, lease, mortgage, pledge, sell or otherwise dispose of any such real estate properties, buildings, and other properties and any interest therein; and to form corporations, partnerships and other business enterprises as may be desirable in making any such investments, and to do any and all things necessary or incident to such ventures.

                                   ARTICLE III

                                   Management
                                   ----------

3.1.     Powers of Management.

         The Powers of Management include all powers to take any action or no action in managing the Partnership's business and affairs as may be necessary or appropriate to achieve the Partnership's purposes, including the power:

               3.1.(a) to purchase or otherwise acquire, construct, deal in, sell, lease or otherwise dispose of full or fractional interests in real property, depreciable property or personal property of any kind, including buildings, machinery, equipment or otherwise; to sell, assign, transfer, convey, lease, loan, exchange or otherwise dispose of all or any part of the Partnership Assets; provided that the purchase or other acquisition of any such interests has the consent of 80% of the Members of the General Partner based on their Percentage Interests in the entity which is the General Partner;

               3.1.(b) to invest or otherwise participate in other partnerships, corporations or other entities; provided that the purchase or other participation in any items other than publicly traded stocks (excluding derivatives), investment grade bonds, Treasury bonds, Treasury bills, and Treasury notes, commercial paper, mutual funds, money market funds, and cash shall have the consent of 80% of the Members of the General Partner based on their Percentage Interests in the entity which is the General Partner;

               3.1.(c) to provide or contract for services of any kind; to make, enter into, deliver and perform contracts, agreements and other undertakings; to contract for the services of accountants, lawyers, investment managers, appraisers, contractors, or other service providers and to delegate powers to any such person, whether ministerial or discretionary; to retain or employ employees; to appoint any individual as an officer of the Partnership; and to delegate to any such officers or employees any of the Powers of Management; provided that no spouse of a Partner and no organization with which a spouse of a Partner is employed or associated may receive compensation in connection with any such contract with or employment by the Partnership; and provided further that no

         Partner, no child, sibling, or other non-spouse relative of a Partner, and no organization with which a Partner or a child, sibling, or other non-spouse relative of a Partner is employed or associated may be so employed or contracted with and receive compensation without the consent of 80% of the Members of the General Partner, based on their Percentage Interests in the entity which is the General Partner;

               3.1.(d) to lend money with security to any person, including any Partner or any Partner's Affiliate but excluding any spouse of a Partner, on any terms determined to be appropriate with the consent of 80% of the Members of the General Partner based on their Percentage Interests in the entity which is the General Partner; provided that in connection with any loan to a Partner, (i) such loan shall be secured by such Partner's Partnership Interest, (ii) such loan may not exceed 50% of the value of such Partner's Partnership Interest, (iii) such Partner shall repay such loan through reduced Partnership Distributions on such terms as such Partner and the Partnership shall agree, and (iv) such Partner shall reimburse the Partnership for any costs, including counsel fees, associated with such loan;

               3.1.(e) without limitation as to amount or terms, to borrow and raise moneys, to issue, accept, endorse and execute promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or nonnegotiable instruments and evidences of indebtedness, and to secure the payment of any such indebtedness and any interest in any such indebtedness by mortgage, pledge, transfer or assignment in trust of all or any part of the Partnership Assets, whether owned at the time of any such transactions or acquired thereafter, and to sell, pledge or otherwise dispose of any such obligations of the Partnership; provided that any action under this subsection has the consent of 80% of the Members of the General Partner based on their Percentage Interests in the entity which is the General Partner;

               3.1.(f) to guarantee any financial transaction of any kind with or without charging a fee therefor, with the consent of 80% of the Members of the General Partner based on their Percentage Interests in the entity which is the General Partner;

               3.1.(g) to establish trusts for the benefit of the Partnership which are revocable by the Partnership Management, and to assign and convey all or any part of the Partnership Assets into such trusts on any terms deemed appropriate by the Partnership Management; provided that any such trust shall be revocable in favor of the Partnership;

               3.1.(h) to have and maintain one or more offices and to rent or acquire office space, engage personnel, purchase equipment and supplies and do anything else which may be appropriate in connection with the maintenance of offices, with the consent of 80% of the Members of the General Partner based on their Percentage Interests in the entity which is the General Partner;

               3.1.(i) to buy or hold insurance of any kind;

               3.1.(j) to pay any expenses related to any of the Partnership's businesses or affairs;

               3.1.(k) to compromise claims against the Partnership;

               3.1.(l) to establish bank accounts and other similar accounts for the Partnership; to make or delegate the authority to make withdrawals from such accounts by check or electronic transfer in the name of the Partnership; and

               3.1.(m) subject to the limitations set forth above regarding the consent of the Members of the entity which is the General Partner, to acquire real and personal property, arrange financing, enter contracts and complete any other arrangements on behalf of the Partnership, either in the name of the Partnership, in the name of any General Partner having the authority to exercise the Powers of Management or in the name of a nominee, without having to disclose the existence of the Partnership.

               3.2. Authority to Exercise Powers of Management.

         Except with respect to a Partner's approval rights pertaining to Major Decisions as provided in Section 3.10, the Powers of Management shall be exercised only by those General Partners granted the authority to exercise the Powers of Management by this Section, which General Partners shall comprise the Partnership Management. Any exercise of the Powers of Management in accordance with the provisions of this Section shall be binding on the Partnership.

               3.2.(a) Managing Partner. Whenever there is a Managing Partner, the Powers of Management shall be exercised only by the Managing Partner or by unanimous consent of the General Partners.

               3.2.(b) No Managing Partner. Whenever there is no Managing Partner, the Powers of Management shall be exercised only by majority consent of the General Partners on the basis of their Percentage Interests.

               3.2.(c) Exception for Life Insurance. Any decision on behalf of the Partnership to acquire a life insurance policy which insures the life of any Partner shall be made on behalf of the Partnership only with the consent of 80% of the Members of the General Partner based on their Percentage Interests in the Entity which is the General Partner. At any time during which the Partnership owns any life insurance policy insuring the life of any Partner or otherwise possesses any of the incidents of ownership with respect to any such policy, as the term "incidents of ownership" is defined for purposes of Section 2042 of the Code, the insured Partner shall have no right or power to exercise any Powers of Management with respect to any incidents of ownership of the policy, including the right to borrow from the insurance company or any other person using the policy as collateral, to change or prevent any change in the beneficiary designation under the policy, to surrender the policy or any portion of the policy for its cash surrender value, and to cancel or terminate the policy; instead, the Powers of Management with respect to the policy shall be exercised only by majority consent of the General Partners, excluding the insured Partner, on the basis of their Percentage Interests.

               3.2.(d) No Authority Given to Limited Partners. Other than with respect to a Limited Partner's approval rights pertaining to Major Decisions as provided in Section 3.10, no Limited Partner shall have any authority to exercise any Powers of Management.

         3.3.     Managing Partner.

         The Managing Partner shall serve only as provided in this Section.

               3.3.(a) Appointment. The General Partner appoints Weis Family Holdings, L.L.C. to serve as Managing Partner. If at any time there is no General Partner serving as Managing Partner, then by majority consent of the General Partners on the basis of their Percentage Interests, the General Partners may appoint one or more of the General Partners to serve as Managing Partner.

               3.3.(b) Resignation. Any General Partner may resign from that General Partner's position as Managing Partner at any time with or without cause by providing written notice to all of the other Partners.

               3.3.(c) Removal. Any General Partner may be removed from that General Partner's position as Managing Partner by majority consent of the General Partners on the basis of their Percentage Interests.

               3.3.(d) Compensation and Reimbursement. Any Managing Partner shall receive fair and reasonable compensation for any services performed on behalf of the Partnership and shall be entitled to receive reimbursement for any expenses incurred in the performance of the Managing Partner's duties under this Agreement.

         3.4. Reliance by Third Parties on General Partners.

         The Partnership shall be liable for any transaction with any third party who relies on the authority of any General Partner within the Partnership Management if that General Partner communicates to the third party that the actions taken by the General Partner are taken on behalf of the Partnership, and the third party shall not be deemed to have any duty to determine whether the General Partner has the authority to take the action even if it appears to be prohibited by this Agreement; provided that whenever there is a Managing Partner, any action taken by any person other than the Managing Partner which has not been delegated by the Managing Partner to the person, even if the action is stated to be taken on behalf of the Partnership, shall not be binding on the Partnership. This Section shall not affect the liability of any General Partner to the Partnership or the other Partners for any conduct which violates other provisions of this Agreement.

         3.5. Delegation by General Partners.

         Any General Partner may delegate any obligation or power under this Agreement to any employee of the Partnership and may utilize a power of attorney to delegate any obligation or power under this Agreement to an agent, attorney or attorney-in-fact. To the extent provided by a General Partner in a power of attorney, the General Partner's agent, attorney or attorney-in-fact shall have complete authority to exercise every power granted to the General Partner by this Agreement and to fulfill every obligation which is required of the General Partner under this Agreement.

         3.6. Time and Effort Required of General Partners.

         The General Partners shall devote an amount of time and effort to the Partnership which is consistent with the duty of care imposed by Section 3.7.(d); provided that nothing in this Agreement shall be deemed to restrict the freedom of any General Partner to conduct any business activity separate and apart from the Partnership other than the duty of loyalty imposed by Section 3.7.(c).

         3.7. Duties of General Partners; Limitations.

               3.7.(a) Funds Available. Except as provided in Section 10.9.(b) with respect to the restoration of Capital Account deficits, any obligation of a General Partner under this Agreement or by operation of law shall be performable only to the extent that the Partnership has funds available therefor, and no General Partner shall be liable personally with respect to any such obligation.

               3.7.(b) No Guarantees. Except as provided in this Agreement with respect to Guaranteed Payments, the General Partners do not guarantee the return of any Partner's capital contributions nor do they guarantee any allocations of Profits or Losses nor any distributions of Distributable Cash to any Partner or Assignee.

               3.7.(c) Duty of Loyalty. In exercising the powers granted by this Agreement and in performing the duties required by this Agreement, each General Partner has a duty (i) to account to the Partnership and to hold for the Partnership any property, profit or benefit derived by the General Partner in conducting and winding up the Partnership's business and affairs or from the General Partner's use of any of the Partnership Assets, (ii) to refrain from dealing with the Partnership on behalf of a party having an interest adverse to the Partnership and (iii) to refrain from competing with the Partnership or dealing with the Partnership in a manner adverse to the Partnership. Consistent with this duty, any General Partner or any General Partner's Affiliate may own, operate or invest in any property or business venture which is not owned or operated by the Partnership without providing notice to the Partnership, the other Partners or any Assignees and without allowing the participation of the Partnership, the other Partners or any Assignees, such that neither the Partnership nor any Partner or Assignee shall have any rights with respect to any such properties or business ventures nor any claims with respect to their effect on the Partnership. Also consistent with this duty, any General Partner or any General Partner's Affiliate may transact business of any kind with the Partnership and any of the Partners or Assignees.

               3.7.(d) Duty of Care; Business Judgment Rule. In exercising the powers granted by this Agreement and in performing the duties required by this Agreement, each General Partner has a duty to act in good faith with the reasonable belief that the General Partner's actions are in the Partnership's best interests; provided that an error in judgment by itself shall not constitute a violation of this duty. Consistent with this duty, each General Partner may act without liability to the Partnership, the other Partners or any Assignee in reliance upon any written instrument which is reasonably believed by the General Partner to be genuine and to have been signed or presented by the proper parties. Also consistent with this duty, each General Partner may act or refrain from acting without liability to the Partnership, the other Partners or any Assignee in reliance upon any opinion of any consultant or adviser with respect to matters which the General Partner reasonably believes to be within the consultant's or adviser's professional competence.

         3.8. Indemnification of General Partners.

               3.8.(a) Mandatory Indemnification; Standards. To the fullest extent permitted by law, the Partnership shall indemnify any Partner or former Partner who or which was, is or is threatened to be made a named defendant or respondent in any legal proceeding because the person is or was a General Partner if it is determined that the Partner or former Partner acted in good faith, acted in the Partnership's best interests when acting in the official capacity of a General Partner, and in all other cases acted in a manner which at least was not opposed to the Partnership's best interests.

               3.8.(b) Scope of Indemnification. Pursuant to the indemnity described above in this Section, the Partnership shall reimburse any qualifying Partner or former Partner for any payments made with respect to judgments, penalties, including excise and similar taxes, fines, settlements and reasonable expenses, including attorneys' fees, related to the proceeding. The indemnification rights granted by this Section are in addition to any rights against third parties.

               3.8.(c) Advance Payment of Expenses. To the fullest extent permitted by law, the Partnership shall pay or reimburse, in advance or during the course of any proceeding, reasonable expenses incurred by any Partner or former Partner who or which was, is or is threatened to be made a named defendant or respondent in any legal proceeding because the person is or was a General Partner if the Partnership first receives a written affirmation by the Partner of the Partner's good faith belief that the Partner has met the standard of conduct necessary for indemnification under this Section and also receives a written undertaking by or on behalf of the Partner to repay the amount paid or reimbursed if it ultimately is determined that the Partner has not met the standard of conduct necessary for indemnification under this Section.

         3.9. Limited Partners.

               3.9.(a) No Control Over Management. Other than with respect to a Limited Partner's approval rights pertaining to Major Decisions as provided in Section 3.10, no Limited Partner shall have any authority to exercise the Powers of Management nor to participate in the control of the Partnership's business or affairs. The Partnership shall not be bound by any act of a Limited Partner.

               3.9.(b) Limited Liability. The Limited Partners shall not be personally liable for any debts or obligations of the Partnership.

               3.9.(c) No Return of Contributions. The Limited Partners shall have no right to withdraw from the Partnership other than by exercising the Contingent Put Right as provided in Section 9.2.(b) and shall have no right to a return of any contributions to the Partnership made by them except to the extent that distributions made to them in the normal course of business as provided in Article VII and upon liquidation of the Partnership as provided in Section 10.6 may be considered as such by law.

               3.9.(d) Access to Certain Information. Upon written request by a Limited Partner, but only at the expense of the Limited Partner and only at reasonable times and for a purpose related to the Limited Partner's Limited Partnership Interest, a Limited Partner may require the Partnership to provide: (i) true and full information regarding the status of the business and financial condition of the Partnership; (ii) a copy of the Partnership's federal, state and local income tax returns promptly after they become available; (iii) a current list of the full name and last known business, residence or mailing address of each Partner; (iv) a copy of this Agreement and the Certificate of Limited Partnership, together with executed copies of any powers of attorney pursuant to which this Agreement and the Certificate of Limited Partnership may have been executed; (v) any other information regarding the Partnership's business and affairs as is just and reasonable; and
         (vi) subject to contractual limitations regarding confidentiality and access to information contained in agreements between the Partnership and third parties covering all or any part of the Partnership Assets or properties owned by other entities in which the Partnership owns a direct or indirect interest, and at the Limited Partner's own risk, access to any such Partnership Assets and properties and the opportunity to observe all operations related to any such Partnership Assets and properties.

               3.9.(e) Competition. Except as specifically prohibited in Section 3.7.(c), any Limited Partner may own, operate or invest in any property or business venture which is not owned or operated by the Partnership without providing notice to the Partnership or the other Partners and without allowing the participation of the Partnership or the other Partners, such that neither the Partnership nor any Partner shall have any rights with respect to any such properties or business ventures nor any claims with respect to their effect on the Partnership.

               3.9.(f) Transactions with Partnership. Any Limited Partner or any Limited Partner's Affiliate may transact business of any kind with the Partnership and any of the Partners.

         3.10. Approval Rights Related to Certain Major Decisions.

               3.10.(a) Unanimous Approval. Subject to the procedures described below in this Section, the following Major Decisions shall not be made on behalf of the Partnership by any General Partner without the prior written consent of all of the Partners:

                   (i) filing a petition for relief in bankruptcy under any
               federal bankruptcy law or any other jurisdiction's debtor relief law;

                   (ii) making any decision or taking any action which would
               make it impossible to carry on the Partnership's business and affairs; or

                   (iii) violating this Agreement in any manner.

               3.10.(b) Majority Approval. In addition to the Major Decisions described above in this Section, and subject to the procedures described below in this Section, if Weis Family Holdings, L.L.C. is not serving as Managing Partner, the following Major Decisions shall not be made on behalf of the Partnership by any General Partner without the prior written consent of a majority of the Partners on the basis of their Percentage Interests:

                   (i) making any investment or series of related investments during any Fiscal Year which would require a capital commitment of a dollar amount greater than (A) ten percent (10%) of the Book Value of the Partnership Assets or (B) $2,000,000 whichever amount is larger,

                   (ii) acquiring debt of any kind if, after acquiring the debt, the dollar amount of the Partnership's aggregate debt outstanding is greater than (A) twenty percent (20%) of the Book Value of the Partnership Assets or (B) $4,000,000, whichever amount is larger;

                   (iii) consenting to any sale, lease, transfer or other
               disposition of any of the Partnership Assets, whether one transaction or a series of related transactions, if the total value of any such Partnership Assets is greater than (A) twenty percent (20%) of the Book Value of the Partnership Assets or (B) $4,000,000 whichever amount is larger; or

                   (iv) disposing of all or part of the Partnership Assets to a
               Permitted Assignee if the total value of any such Partnership Assets is greater than (A) two and one-half percent (2.5%) of the Book Value of the Partnership Assets or (B) $500,000, whichever amount is larger.

               All dollar amounts in this Section shall be adjusted as necessary to reflect inflation after the Effective Date, to be determined solely by the Partnership Management by reference to changes in the "Consumer Price Index All Urban Consumers - U.S. City Average (1982-84 = 100) All Items" as published by the U.S. Department of Labor/Bureau of Labor Statistics or, if that index is no longer in use, by any other widely used inflation index selected by the Partnership Management.

               3.10.(c) Procedures Regarding Major Decisions. Prior to making any Major Decision, a General Partner shall provide all of the other Partners with a written notice describing the Major Decision and providing any other information which may be reasonably necessary for them to evaluate the Major Decision; provided that the Partnership shall bear any expenses related to providing the notice and information. If any Partner fails to approve or disapprove the Major Decision within ten days after receipt of the notice and information required above, that Partner shall be deemed to have approved the

         Major Decision; provided that the Partnership Management may extend the ten-day period if it provides written notice to all of the other Partners.

                                   ARTICLE IV

                           Partners and Capitalization
                           ---------------------------

         4.1. Contributions and Partnership Interests.

               4.1.(a) The following contributions of property to the Partnership and allocations of Partnership Interests shall be made as of the Effective Date:

                   (i) Weis Family Holdings, L.L.C. shall contribute to the
               Partnership the properties described in Schedule #2, and shall be allocated the Partnership Interest set forth on Schedule #1 opposite its name;

                   (ii) Janet C. Weis shall contribute to the Partnership the properties described in Schedule #3 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite her name;

                   (iii) Ellen Weis Goldstein shall contribute to the
               Partnership the properties described in Schedule #4 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite her name;

                   (iv) Nancy Weis Wender shall contribute to the Partnership the properties described in Schedule #5 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite her name;

                   (v) Susan Weis Mindel shall contribute to the Partnership the properties described in Schedule #6 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite her name;

                   (vi) Amy Elizabeth Wender shall contribute to the Partnership the properties described in Schedule #7 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite her name;

                   (vii) Kathryn Lee Wender shall contribute to the Partnership the properties described in Schedule #8 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite her name;

                   (viii) The Trustees of The Laura Ann Goldstein 1999 Trust
               shall contribute to the Partnership the properties described in Schedule #9 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite their name;

                   (ix) The Trustees of The Paul Weis Goldstein 1999 Trust shall contribute to the Partnership the properties described in Schedule #10 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite their name;

                   (x) The Trustees of The Wendy Lynn Mindel 1998 Trust shall contribute to the Partnership the properties described in Schedule #11 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite their name;

                   (xi) The Trustees of The Emily Beth Mindel 1998 Trust shall contribute to the Partnership the properties described in Schedule #12 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite their name;

                   (xii) The Trustees of The Amy Elizabeth Wender Gallo Trust
               shall contribute to the Partnership the properties described in Schedule #13 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite their name;

                   (xiii) The Trustees of The Kathryn Lee Wender Gallo Trust
               shall contribute to the Partnership the properties described in Schedule #14 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite their name;

                   (xiv) The Trustees of The Laura Ann Goldstein Gallo Trust
               shall contribute to the Partnership the properties described in Schedule #15 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite their name;

                   (xv) The Trustees of The Paul Weis Goldstein Gallo Trust
               shall contribute to the Partnership the properties described in Schedule #16 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite their name;

                   (xvi) The Trustees of The Wendy Lynn Mindel Gallo Trust shall contribute to the Partnership the properties described in Schedule #17 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite their name;

                   (xvii) The Trustees of The Emily Beth Mindel Gallo Trust
               shall contribute to the Partnership the properties described in Schedule #18 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite their name;

                   (xviii) The Trustees of the Residuary Marital Trust u/A
               Sigfried Weis shall contribute to the Partnership the properties described in Schedule #19 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite their name; and

                   (xix) The Trustees of the Generation-Skipping Transfer Trust
               u/A Sigfried Weis shall contribute to the Partnership the properties described in Schedule #20 and shall be allocated the Partnership Interest set forth on Schedule #1 opposite their name.

               4.1.(b) As a result of the capital contributions described above, each of Weis Family Holdings, L.L.C., Janet C. Weis, Ellen Weis Goldstein, Nancy Weis Wender, Susan Weis Mindel, Amy Elizabeth Wender, Kathryn Lee Wender, the Trustees of The Laura Ann Goldstein 1999 Trust, the Trustees of The Paul Weis Goldstein 1999 Trust, the Trustees of The Wendy Lynn Mindel 1998 Trust, the Trustees of The Emily Beth Mindel 1998 Trust, the Trustees of The Amy Elizabeth Wender Gallo Trust, the Trustees of The Kathryn Lee Wender Gallo Trust, the Trustees of The Laura Ann Goldstein Gallo Trust, the Trustees of The Paul Weis Goldstein Gallo Trust, the Trustees of the Wendy Lynn Mindel Gallo Trust, the Trustees of the Emily Beth Mindel Gallo Trust, the Trustees of the Residuary Marital Trust u/A Sigfried Weis, and the Trustees of the Generation-Skipping Transfer Trust u/A Sigfried Weis initially shall be the only Partners and shall be General Partners and Limited Partners as designated on Schedule #1.

         4.2. Adjustments to Partnership Interests.

               4.2.(a) When Adjustments Shall Be Made. Subject to the allocation requirements below in this Section, if an arbitrator pursuant to a proceeding under this Agreement, all of the Partners or a court by final judgment determines that the Partnership Interests initially received by any Partner do not adequately reflect the fair market value as of the Effective Date of the capital contributions made by the Partner, reduced as necessary by any liabilities which are assumed by the Partnership, then the Partner's Partnership Interests shall be adjusted to reflect that fair market value. All circumstances shall be given equitable effect in making any such adjustments, including consideration of factors such as income taxes paid and the time value of money, and retroactive adjustments of Capital Accounts shall be made if necessary. If prior to any adjustments a Partner has received any distributions from the Partnership which are excessive given the adjustments which are required by this Section, the Partner immediately shall pay cash to the Partnership in the amount of the excess; provided that if the Partner fails or refuses to pay within thirty days after receiving written notice from the Partnership of the obligation to pay, any future distributions payable to the Partner by the Partnership shall be withheld until the equitable results required by this Section are achieved. Likewise, if prior to any adjustments a Partner has received distributions from the Partnership which are deficient given the adjustments which are required by this Section, the Partner shall be paid cash by the Partnership in the amount of the deficiency until the equitable results required by this Section are achieved.

               4.2.(b) Allocation Among Types of Partnership Interests. If any adjustments to the Partnership Interests are required by this Section, those adjustments shall be allocated to the Partners' various Partnership Interests as follows: any allocation of the original capital contributions to General Partnership Interests as provided on Schedule #1 shall not be adjusted, and any adjustment shall be made only to the Partners' Limited Partnership Interests; provided that adjustments shall be made first to General Partnership Interests if it is necessary to ensure that the total Percentage Interest represented by the General Partnership Interests is at least one-fifth of one percent (0.20%), in which case the adjustments shall be made among all of the General Partners in the same proportions as originally allocated on Schedule #1.

         4.3. Nature of Contributions.

         Any cash or other properties contributed to the Partnership by the Partners as provided in Sections 4.1 and 4.2 are not loans by the Partners to the Partnership, and the repayment of the contributions is dependent on the financial results achieved by the Partnership. No Partner shall be paid interest solely as a result of contributing capital to the Partnership, and no amount payable to any Partner as provided in this Agreement is guaranteed by the Partnership or any other Partner. This Section shall not be construed in a manner which prohibits a Partner from lending funds to the Partnership so long as the loan is distinguished from a contribution by the Partner and is evidenced as such on the Partnership's books.

         4.4. Sources of Additional Funds.

               4.4.(a) Additional Contributions. Except as required by Sections 4.1, 4.2 and 10.9, no Partner shall be obligated to contribute any additional funds or properties to the Partnership, nor shall any Partner be obligated to loan funds to the Partnership, to guarantee loans to the Partnership or otherwise to incur personal liability with respect to any loan to the Partnership; provided that the General Partners shall contribute additional properties to the Partnership proportionately on the basis of their percentage Interests as necessary to ensure that the total Percentage Interest represented by their General Partnership Interests is at least one-fifth of one percent (0.20%). Any Partner may make voluntary contributions to the Partnership if agreed to by all of the other Partners; provided that, consistent with the principles described in Section 4.2, the Partnership Interests of all Partners shall be adjusted at that time to reflect the fair market value of the property contributed by the Partner. The provisions of this Agreement pertaining to capital contributions shall not confer any rights on third parties which are not Partners, such that no third-party creditor of the Partnership shall have any right or power to force a Partner to contribute any capital to the Partnership.

               4.4.(b) Loans and Guarantees by Partners and Affiliates. If a Partner or any Partner's Affiliate chooses to loan funds to the Partnership, the terms of the loan shall be no less favorable to the Partnership than the terms which could be obtained from a third-party lender. If a Partner chooses to guarantee a loan to the Partnership or otherwise to incur personal liability with respect to a loan to the Partnership, the Partnership shall pay the Partner fair and reasonable compensation therefor and shall reimburse, indemnify and hold the Partner harmless for any loss, cost or expense incurred by the Partner with respect to the loan. The compensation which shall be paid to a Partner as required by this subsection shall be paid during each Fiscal Year in which the loan is outstanding and shall be a dollar amount equal to one percent (1%) of the daily weighted average amount of the loan which is guaranteed by the Partner during the Fiscal Year; provided that the Partnership Management shall adjust the compensation as necessary to conform to market conditions which may exist.

         4.5. Capital Accounts.

         The Partnership Management shall establish and maintain a Capital Account for each Partner as provided in this Section and Exhibit A.

               4.5.(a) Capital Account Increases. Subject to the provisions of Exhibit A, each Capital Account shall be increased by (i) the amount of cash and the fair market value of any property contributed to the Partnership by the Partner, reduced by any liabilities which are assumed by the Partnership, and (ii) any Profits allocated to the Partner as provided in Article VI and Exhibit A.

               4.5.(b) Capital Account Decreases. Subject to the provisions of Exhibit A, each Capital Account shall be decreased by (i) the amount of cash and the fair market value of any property distributed to the Partner by the Partnership, reduced by any liabilities which are assumed by the Partner, and (ii) any Losses allocated to the Partner as provided in Article VI and Exhibit A.

                                    ARTICLE V

                           Accounting and Tax Matters
                           --------------------------

         5.1. Books and Records.

         The Partnership Management shall keep and maintain the books and records of the Partnership at the Principal Office, which books and records shall be accurate in all material respects and shall be kept in accordance with consistently applied accounting principles which the Partnership Management determines to be appropriate for the business and affairs of the Partnership. The Partnership Management also shall keep and maintain at the Principal Office any additional information and records as are necessary for the preparation of the Partnership's federal income tax returns.

         5.2. Financial Statements.

         No later than sixty days after the end of a Fiscal Year, the Partnership Management shall provide each Partner with a copy of the Partnership's financial statements for the Fiscal Year, which financial statements shall include a balance sheet indicating the Partnership's assets and liabilities and each Partner's Capital Account balance as of the end of the Fiscal Year, a statement of income and expenses for the Fiscal Year and a statement of cash flows for the Fiscal Year. Objections by any Partner to the accuracy of the financial statements must be made within thirty days after the Partner has received the financial statements. If no objection is made within that time, the financial statements shall be considered to be correct. In addition, as soon as reasonably possible after each quarter of each Fiscal Year other than the fourth quarter, the Partnership Management shall provide each Partner with a quarterly report which the Partnership Management deems adequate to inform the Partners of the Partnership's financial results.

         5.3. Taxes.

         The Partnership Management shall prepare and file all income tax returns and any other tax returns on behalf of the Partnership on a timely basis and shall provide each Partner with a copy of any such return as soon as reasonably possible after it has been filed, together with any other information which the Partner may require for tax compliance purposes. The Partnership Management shall notify all of the Partners upon receipt of any notice regarding any examination by any state, federal or local authority with respect to the Partnership's tax compliance. Additional provisions regarding the taxation of the Partnership are provided in Exhibit A.

                                   ARTICLE VI

                        Allocation of Profits and Losses
                        --------------------------------

         Except as provided in Exhibit A, Profits and Losses shall be allocated proportionately to each of the General Partners and Limited Partners based on their Percentage Interests.

                                   ARTICLE VII

                             Operating Distributions
                             -----------------------

         Except as provided in this Article, the Partnership shall make no distributions of cash or other property to any Partner until its liquidation as provided in Section 10.6.

         7.1. Distributable Cash.

         Distributable Cash includes only that cash held by the Partnership at the end of a Fiscal Year after reasonable reserves of cash have been set aside by the Partnership Management, subject to the duties imposed by Section 3.7, for working capital and other cash requirements, including current and reasonably projected expenses, current and reasonably projected investment opportunities and reasonably anticipated contingencies. For purposes of this subsection, any of the Partnership Assets which are contributed to the Partnership by the Partners, any borrowed funds, and any cash generated upon the sale of any of the Partnership Assets, including Partnership Assets which are purchased with borrowed funds, and including the cash attributable to appreciation in value, shall be considered as necessary for investment purposes.

         7.2. Operating Distributions.

         From time to time during each Fiscal Year, the Partnership may distribute any part or all of the Distributable Cash proportionately to each of the General Partners and Limited Partners based on their Percentage Interests; provided that there shall be no Distributable Cash for a fiscal year unless the Partnership Management has affirmatively decided how much cash is Distributable Cash for that fiscal year and, in addition, has affirmatively decided that a portion of such Distributable Cash for that fiscal year shall be distributed and the General Partner's determination as to all of those matters shall be binding on all of the other Partners; and provided further that no more than sixty days after each Fiscal Year, the Partnership shall distribute all of the Distributable Cash (as determined by the Partnership Management in accordance with Section 7.1) proportionately to each of the General Partners and Limited Partners based on their Percentage Interests. No distributions under this Section shall have the effect of changing any of the Percentage Interests.

                                  ARTICLE VIII

                             Assignments and Pledges
                             -----------------------

         8.1. New Partners.

         Notwithstanding the occurrence of a valid Assignment in compliance with the provisions of this Article VIII, except as provided in Sections 8.5, 8.14, and 9.1, (a) no descendant of Janet C. Weis (or custodian for a custodial account for the benefit of a descendant of Janet C. Weis) shall become a Partner without agreeing in writing to be bound by the terms of this Agreement, (b) no spouse of a Partner shall become a Partner under any circumstances, and (c) no other person shall become a Partner without (i) the consent of 80% of the Members of the General Partner based on their Percentage Interests in the entity which is the General Partner and (ii) agreeing in writing to be bound by the terms of this Agreement.

         8.2. Assignment Prerequisites; Remedies for Breach.

         Unless permitted by this Article, no Assignment shall occur except with the written consent of the Partnership and all of the Partners. In addition to recovering damages for any Assignment made or attempted in breach of this Agreement, the Partnership may pursue injunctive or other equitable remedies, including the equitable remedy of specific performance, without the necessity of securing or posting any bond.

         8.3. Rights and Duties of Assignors and Assignees.

         Except with respect to an Assignment involving a General Partnership Interest as provided in Section 8.5, an Assignee shall be entitled only to allocations of Profits and Losses as provided in Article VI and distributions as provided in Article VII and Section 10.6 which are attributable to the Assigned Partnership Interests held by the Assignee and shall not be entitled to exercise any Powers of Management nor otherwise participate in the management of the Partnership nor the control of its business and affairs. Consistent with the provisions of Exhibit A, neither the Partnership nor the General Partners shall be required to determine the tax consequences of an Assignment for an Assignor and any Assignees, and the Partnership shall continue with the same inside basis and Capital Account for any Assignees as were attributable to the Assignor. An Assignee shall not be liable as a Partner solely as a result of an Assignment until the Assignee becomes a Partner, and an Assignor shall not be relieved of the Assignor's obligations under this Agreement solely as a result of an Assignment until each Assignee becomes a Partner; otherwise, however, an Assignee shall be bound by the provisions of this Agreement to the extent allowed by law. Within a reasonable period of time after an Assignment, each Assignee shall execute and deliver to the Partnership a written statement of the Assignee's agreement to be bound by this Agreement, which statement shall become part of this Agreement; provided that the failure to execute and deliver the statement shall not relieve the Assignee from the restrictions imposed by this Agreement.

         8.4. Permitted Assignees.

         Except as provided in Section 8.8 with respect to the death of a Partner's or Assignee's spouse and in Section 8.9 with respect to the divorce of a Partner or Assignee, an Assignment may occur without restriction if each Assignee is one of the following Permitted Assignees:

               8.4.(a) any person who is a Partner at the time of the Assignment;

               8.4.(b) any person who is a descendant of Janet C. Weis, including any person adopted by any descendant of hers, and including the descendants of any such adopted person, provided that the adoption is completed before the adopted person reaches eighteen years of age;

               8.4.(c) the trustees of any trust holding properties with respect to which Permitted Assignees actuarially comprise more than seventy-five percent (75%) of the beneficial ownership at the time of the Assignment, determined as provided in Section 8.13; provided that under no circumstances may distributions of trust principal that consist in whole or in part of any Partnership Interest be made to any person or entity other than a Permitted Assignee; provided further that either (i) at least one trustee is a descendant of Janet C. Weis and all voting power over stock in Weis Markets, Inc. held by the trust is delegated to that trustee or trustees, (ii) all of the trustees are descendants of Janet C. Weis, or (iii) the trustees enter into a voting agreement whereunder one or more descendants of Janet C. Weis are delegated all voting power over stock in Weis Markets, Inc. held by the trust; and provided further that any power of appointment granted by such trust to any individual who is not a descendant of Janet C. Weis shall be limited to the power to appoint to or for the benefit of one or more Permitted Assignees;

               8.4.(d) any corporation, partnership, limited liability partnership, limited liability company, professional corporation or other business entity in which all classes of stock partnership interest, membership or other equity interest are wholly owned by Permitted Assignees at the time of the Assignment.

         8.5. Special Rules for General Partnership Interests.

         Upon any Assignment of a General Partnership Interest in which each Assignee is a Permitted Assignee, each Permitted Assignee shall become a Limited Partner and shall hold the Assigned Partnership Interest as a Limited Partnership Interest, provided that upon any such Assignment at or by reason of a General Partner's death, each Permitted Assignee shall become a General Partner and shall hold the Assigned Partnership Interest as a General Partnership Interest, and during the intervening period of estate administration, the personal representatives of the deceased General Partner's estate shall hold the Assigned Partnership Interest as a General Partnership Interest on behalf of each Permitted Assignee and shall have the rights, powers and obligations of a General Partner, in each case subject to the limitations described in Section 10.3.

         8.6. Lifetime Assignment by Partner or Assignee.

         No Partner or Assignee may Assign any part or all of the Partnership Interests held in the Partner's or Assignee's name to Assignees which do not consist solely of Permitted Assignees.

         8.7. Death of Partner or Assignee.

         No Assignment may occur upon the death of a Partner or Assignee or during the administration of the estate of a deceased Partner or Assignee that involves Assignees which do not consist solely of Permitted Assignees.

         8.8. Death of Partner's or Assignee's Spouse.

         No Assignment may occur upon the death of a Partner's or Assignee's spouse or during the administration of the estate of a deceased spouse of a Partner or Assignee that involves Assignees which do not consist solely of Permitted Assignees.

         8.9. Divorce of Partner or Assignee.

         No Partner or Assignee may voluntarily permit an Assignment to occur upon the divorce of such Partner or Assignee that involves Assignees which do not consist solely of Permitted Assignees.

         8.10. Changes in Beneficial Ownership of Trust Properties.

         No Assignment may occur upon any change in the beneficial ownership of the properties of a trust that involves Assignees which do not consist solely of Permitted Assignees.

         8.11. Changes in the Ownership of Entities which are Partners.

         No Assignment may occur upon any change in the ownership of any corporation, partnership, limited liability partnership, limited liability company, professional corporation or other business entity which does not result in all classes of stock, partnership interest, membership or other equity interest being wholly owned by Permitted Assignees.

         8.12. Involuntary Assignments.

         For any involuntary Assignment to occur, including an Assignment caused by (a) levy, foreclosure or similar seizure related to a mortgage, pledge or other similar encumbrance of, or grant of a security interest in, any legal or beneficial interest in any Partnership Interest or Assigned Partnership Interest, (b) bankruptcy or other insolvency proceedings instituted on behalf of a Partner, an Assignee, a Partner's spouse or an Assignee's spouse, or (c) judicial or administrative order, including an order in connection with a divorce, the parties demanding the Assignment first must offer the Partnership Interests or Assigned Partnership Interests, as the case may be, which are to be Assigned for sale to the Partnership and the existing Partners and Assignees who are Permitted Assignees as provided in Exhibit B or, in the case of an involuntary assignment in connection with a divorce, as provided in Exhibit C.

         8.13. Actuarial Ownership of Trust Properties by Permitted Assignees.

         The provisions of this Section shall apply in making the determination whether Permitted Assignees actuarially comprise more than seventy-five percent (75%) of the beneficial ownership of properties held in a trust at the time of an Assignment to the trustees of the trust.

               8.13.(a) Beneficial Interests to be Ignored. The following beneficial interests in the trust shall be ignored:

                   (i) any beneficial interest of a person who is lawfully
               married to a Permitted Assignee at the time of the Assignment or who had been married to a Permitted Assignee at the time of the Permitted Assignee's death and has not remarried at the time of the Assignment; and

                   (ii) any beneficial interest represented by the existence of any power of appointment over the trust properties, even though the actual exercise of the power of appointment may constitute an Assignment; provided that in the case of a power held by any person other than a descendant of Janet C. Weis such power is limited to the power to appoint to or for the benefit of one or more Permitted Assignees.

               8.13.(b) Determination Based on Relevant Interests. The beneficial interests which are not ignored as provided above in this Section ("Relevant Interests") shall be divided into two categories, those which are held for Permitted Assignees and those which are not, and each category shall be valued as provided under Section 2512(a) of the Code as if the beneficial interests were then assigned, even if those interests are not assignable. Permitted Assignees shall be deemed to comprise more than seventy-five percent (75%) of the beneficial ownership of properties held in a trust at the time of an Assignment to the trustees of the trust if the value of the Relevant Interests which are held for Permitted Assignees is more than three times the value of the Relevant Interests which are not held for Permitted Assignees.

               8.13.(c) Certification by Partnership Management. Upon request by the trustee of any trust, the Partnership Management may certify whether Permitted Assignees actuarially comprise more than seventy-five percent (75%) of the beneficial ownership of properties held in the trust. The Partnership

         Management shall have complete discretion in issuing or failing to issue such a certification and shall be liable only for fraud or bad faith. Regardless of whether the Partnership Management issues such a certification, the Partnership shall not be estopped from claiming that Permitted Assignees actuarially comprise more or less than seventy-five percent (75%) of the beneficial ownership of properties held in the trust, but if the Partnership Management does issue such a certification, all third parties dealing with the trustee may rely on the certification.

         8.14. Assignments to Existing Limited Partners.

         In the event of a valid Assignment in compliance with the provisions of this article VIII to a Permitted Assignee who is an existing Limited Partner, such Assigned Partnership Interest shall be added to such Partner's Limited Partnership Interest and such Partner shall be treated as a Partner with respect to such Partner's entire such Limited Partnership Interest.

         8.15. Pledge Prerequisites; Remedies for Breach.

         Ellen Weis Goldstein, Nancy Weis Wender, and Susan Weis Mindel each may pledge any part or all of her Interest in the Partnership for loans of up to $10,000,000 in total value upon written notice to each of the General Partners but without requiring the consent of any Partner. Ellen Weis Goldstein's, Nancy Weis Wender's, and Susan Weis Mindel's rights to pledge their Interests for loans of up to $10,000,000 in total value without the consent of any Partner extend to each of them alone and their personal representatives and not to any Assignee of their Interests. Ellen Weis Goldstein, Nancy Weis Wender, and Susan Weis Mindel each may pledge any part of her Interest in the Partnership for loans in excess of $10,000,000 in total value only with the prior written consent of (i) 80% of the Members of the General Partner based on their Percentage Interests in the entity which is the General Partner and (ii) a majority of the Partners on the basis of their Percentage Interests in the Partnership. No partner other than Ellen Weis Goldstein, Nancy Weis Wender, and Susan Weis Mindel may pledge any portion of the Partner's Interest in the Partnership without the prior written consent of (i) 80% of the Members of the General Partner based on their Percentage Interests in the entity which is the General Partner and (ii) a majority of the Partners on the basis of their Percentage Interests in the Partnership. In the event of any pledge made by Ellen Weis Goldstein, Susan Weis Mindel, Nancy Weis Wender, or any other Partner for loans of any amount, such Partner shall reimburse the Partnership and each of the other Partners for and indemnify the Partnership and each of the other Partners against any costs, including counsel fees, associated with such pledge. In addition to recovering damages for any pledge made or attempted to be made in breach of this Agreement, the Partnership may pursue injunctive or other equitable remedies, including the equitable remedy of specific performance, without the necessity of securing or posting any bond.

                                   ARTICLE IX

                      Withdrawals and Contingent Put Right
                      ------------------------------------

         9.1. General Partners.

         No General Partner shall withdraw from the Partnership prior to May 28, 2049, unless the Partnership is dissolved prior to that date as provided in
Section 10.1.(b) or 10.1.(d), and any such early withdrawal shall be a breach of this Agreement. As a consequence of an early withdrawal by a General Partner, the withdrawing General Partner's General Partnership Interest shall be converted into a Limited Partnership Interest, and the withdrawing General Partner shall be admitted to the Partnership as a Limited Partner, subject to the limitations described in Section 10.3. In addition, the Partnership may recover damages to the extent permitted by law, including the reasonable cost of replacement with respect to the services required of the withdrawing General Partner under this Agreement, and the Partnership may effect the recovery of any such damages by offsetting them against amounts otherwise distributable to the withdrawing General Partner and by reducing the size of the Limited Partnership Interest into which the withdrawing General Partner's General Partnership Interest is converted.

         9.2. Limited Partners.

               9.2.(a) General Rule. Except as provided in this Section, no Limited Partner or Assignee shall have the right to withdraw from the Partnership prior to its liquidation as provided in Article X.

               9.2.(b) Contingent Put Right. With the prior written consent of two-thirds of the Partners on the basis of their Percentage Interests and upon written notice to each General Partner and Limited Partner at any time prior to the Partnership's liquidation as provided in Article X, any Limited Partner may withdraw from the Partnership with respect to any part or all of the Limited Partner's Limited Partnership Interest, and the Partnership shall distribute to the Limited Partner any of the Partnership Assets agreed to by the Limited Partner and the Partnership Management, excluding the Partner exercising the Contingent Put Right, or any other form of consideration deemed appropriate pursuant to Exhibit D; provided that the value of any property distributed shall have a total value equal to the Fair Market Value of the withdrawn Limited Partnership Interest. If Fair Market Value must be determined pursuant to arbitration as provided in Exhibit E, notwithstanding any provision of Exhibit E to the contrary, the Partner exercising the Contingent Put Right shall select the appraiser to act on that Partner's behalf, and the Partnership Management, excluding the Partner exercising the Contingent Put Right and any Affiliate of that Partner, shall select the appraiser to act on the Partnership's behalf; provided that if there is no General Partner within the Partnership

         Management other than the Partner exercising the Contingent Put Right or an Affiliate of that Partner, the appraiser to act on behalf of the Partnership shall be selected by a plurality of the General Partners, excluding the Partner exercising the Contingent Put Right and any Affiliate of that Partner, on the basis of their Percentage Interests; further provided that if there is no General Partner at all other than the Partner exercising the Contingent Put Right or an Affiliate of that Partner, the appraiser to act on behalf of the Partnership shall be selected by a majority of the General Partners and Limited Partners who are not the Partner exercising the Contingent Put Right and who are not an Affiliate of that Partner, on the basis of their Percentage Interests.


                                    ARTICLE X

                     Dissolution, Winding Up and Liquidation
                     ---------------------------------------

         10.1. Dissolution.

         No Partner may cause the dissolution of the Partnership except as provided in this Section. The Partnership shall not be dissolved until the first to occur of:

               10.1.(a) May 28, 2049;

               10.1.(b) the written consent of all the General Partners and two-thirds of the Limited Partners;

               10.1.(c) an event of withdrawal of a General Partner, as described in Section 17-402 of the Act; or

               10.1.(d) the entry of a decree of judicial dissolution under
         Section 17-802 of the Act.

         10.2. Effective Date and Notice.

         The dissolution of the Partnership shall be effective as of the day on which the event causing the dissolution occurs, but the Partnership shall not terminate until all of its affairs have been wound up and it has been liquidated as provided in this Article. If the Partnership is dissolved for any reason, the Partnership Management shall provide each of the Partners with written notice of the dissolution within two weeks of the event causing dissolution.

         10.3. Reconstitution.

         If the Partnership is dissolved as provided in Section 10.1.(a) or 10.1.(c), the Partnership may be reconstituted and its business continued without being wound up if:

               10.3.(a) there remains at least one General Partner and the remaining General Partner or General Partners wish to carry on the business of the Partnership, provided that if the dissolution occurs because of the death of a General Partner, any substituted General Partner admitted to the Partnership as provided in Section 8.5 shall not have the right to participate in the determination of whether the Partnership's business should be carried on; or

               10.3.(b) within ninety days after the effective date of the Partnership's dissolution, all of the remaining Partners agree in writing to continue the business of the Partnership and, if there is no remaining General Partner, agree to the appointment of one or more new General Partners to be effective as of the effective date of the Partnership's dissolution, provided in each case that the agreement of a former General Partner who is admitted to the Partnership as a Limited Partner upon withdrawal as provided in Section 9.1 shall not be required with respect to any Partnership Interest owned by that former General Partner if the dissolution was caused by that former General Partner's withdrawal; further provided that the agreement of a substituted General Partner admitted to the Partnership as provided in
         Section 8.5 shall not be required with respect to any Partnership Interest owned by that substituted General Partner if the dissolution was caused by the death of the antecedent General Partner, and further provided that all of the remaining Partners shall bear proportionately the dilution of their Partnership Interests caused by the admission of any General Partner.

         10.4. Liquidator.

         If the Partnership is dissolved and is not reconstituted as provided in
Section 10.3, the Partnership's affairs shall be wound up and the Partnership shall be liquidated under the authority of the Liquidator appointed by this Section.

               10.4.(a) Appointment of Liquidator. The winding up of the Partnership's affairs and its liquidation shall be accomplished under the authority of either:

                   (i) the Partnership Management, exclusive of any General
               Partner causing the dissolution of the Partnership in breach of this Agreement; or

                   (ii) if the dissolution was caused by an event of withdrawal of the last remaining General Partner, as described in Section 17-402 of the Act, either by the Limited Partners or by an agent selected by the Limited Partners on such terms and conditions as may be deemed appropriate by the Limited Partners, exclusive of any former General Partner admitted to the Partnership as a Limited Partner upon withdrawal as provided in Section 9.1.

               10.4.(b) Powers of Liquidator. Except as otherwise provided in this Article, the Liquidator shall have the authority to exercise all of the Powers of Management to the extent necessary to wind up the Partnership's affairs and liquidate the Partnership, subject to the same duties which are imposed on the Partnership Management by this Agreement, and subject to the same limitations on those duties and indemnification rights which are granted to the Partnership Management by this Agreement.

         10.5. Conversion of Assets to Cash.

         If the Partnership is dissolved and is not reconstituted as provided in
Section 10.3, unless other arrangements are made which are satisfactory to all of the remaining General Partners, exclusive of any General Partner causing the dissolution of the Partnership in breach of this Agreement, or, if there are no General Partners remaining, which are satisfactory to all of the remaining Partners, exclusive of any Partner causing the dissolution of the Partnership in breach of this Agreement, the Partnership Assets shall be liquidated and converted to cash to the extent necessary to pay all creditors of the Partnership, including Partners to the extent allowed by Section 17-804(a)(1) of the Act, except for creditors which are owed Approved Debts, which Approved Debts shall consist only of liabilities owed by the Partnership which are secured by properties from which the projected net cash flow is sufficient to pay principal and interest as such obligations become due and which are not accelerated nor considered defaulted upon solely because of the dissolution of the Partnership and the distribution in liquidation of the Partnership of any properties which secure the liabilities. Any of the Partnership Assets which remain after the above described assets are converted to cash may be liquidated and converted to cash or retained for distribution in kind to the Partners as the Liquidator determines to be appropriate. The Partners shall allow a reasonable time for the orderly liquidation of the Partnership in order to avoid losses to the extent possible.

         10.6. Liquidating Distributions.

         After a sufficient amount of the Partnership Assets have been converted to cash as provided in Section 10.5, and allowing for the creation of reserves as provided in Section 10.7, all cash held by the Partnership and any of the remaining Partnership Assets shall be distributed as provided in this Section.

               10.6.(a) Creditors. Any cash held by the Partnership shall be paid in the order of priority as may be required to all creditors of the Partnership other than creditors which are owed Approved Debts, including Partners to the extent allowed by Section 17-804(a)(1) of the Act, in satisfaction of all liabilities other than Approved Debts which are owed by the Partnership.

               10.6.(b) Partners. After making payments to creditors as provided above in this Section, any remaining cash shall be distributed, and any of the remaining Partnership Assets shall be distributed in kind, among the Partners in proportion to the credit balances in their Capital Accounts.

         10.7. Reserves.

         After making payment or provision for payment of all expenses of liquidation and all liabilities other than Approved Debts which are owed by the Partnership as provided above in this Article, the Liquidator may establish cash reserves as the Liquidator determines to be appropriate for any contingent or unforeseen liabilities of the Partnership. Upon a decision by the Liquidator that such reserves are no longer necessary, any cash remaining in such reserves shall be distributed according to the provisions above in this Article.

         10.8. Accounting on Liquidation; Fair Market Value of In-Kind Distributions.

         Any items of income, gain, loss, deduction or credits against tax which arise during the course of the Partnership's winding up and liquidation shall be allocated among the Partners as provided in Article VI and credited or charged to their respective Capital Accounts as provided in Section 4.5 and Exhibit A. With respect to any property to be distributed in kind to a Partner as provided in this Article, the Liquidator shall determine the fair market value of the property, and the Capital Accounts of the Partners shall be adjusted as provided in Section 4.5 and Exhibit A for the gain or loss which would have been recognized had the property instead been sold for its fair market value; provided that if the Partners cannot agree on the property's fair market value, it shall be determined by arbitration as provided in Exhibit E as if the property were a Partnership Interest with a disputed Fair Market Value.

         10.9. Restoration of Capital Account Deficits.

               10.9.(a) Limited Partners. Except as provided below in Section 10.9.(b), no Limited Partner shall have any obligation to contribute additional cash or other properties in order to eliminate a deficit in the Limited Partner's Capital Account which may exist after taking into account all Capital Account adjustments required by this Article and Exhibit A.

               10.9.(b) General Partners. Any General Partner, including for purposes of this Section 10.9.(b) any former General Partner converted to a

         Limited Partner as provided in Section 9.1 because the former General Partner caused the dissolution of the Partnership as provided in
         Section 10.1.(c) by withdrawing from the Partnership, who or which has a deficit balance in the Partner's Capital Account after taking into account all Capital Account adjustments required by this Article and Exhibit A, limited in the case of a former General Partner as described above to a deficit balance existing at the time of the former General Partner's withdrawal and conversion to a Limited Partner, shall contribute to the Partnership an amount of cash sufficient to eliminate the deficit balance no later than (i) the end of the calendar year in which the Partnership's liquidation otherwise has been completed or
         (ii) ninety days after the date on which the Partnership's liquidation otherwise has been completed, whichever is later.

         10.10. Termination.

         Upon the completion of the Partnership's liquidation and the distribution of all cash held by the Partnership and all of the Partnership Assets as provided above in this Article, the Partnership shall terminate, and the Liquidator and Partners shall execute and record all documents necessary to effectuate the dissolution and termination of the Partnership under the Act or any other laws.

                                   ARTICLE XI

                                  Miscellaneous

         11.1. Mandatory Arbitration of All Disputes.

         Any dispute between or among the Partnership, any of the Partners, any Assignees or any other parties which is related to Fair Market Value and cannot be resolved by agreement shall be resolved by arbitration as provided in Exhibit E, and any other dispute which cannot be resolved by agreement shall be resolved by arbitration as provided in Exhibit F. The resolution of a dispute by arbitration as provided in Exhibits E and F shall be final as between the parties to the dispute and may be enforced or preserved upon application to any court of competent jurisdiction.

         11.2. Modification, Termination and Waiver.

         This Agreement may be modified, terminated or waived only by written agreement among a two-thirds majority of all parties affected by the modification, termination or waiver based on their Percentage Interests; provided that any affected party who dissents in writing prior to the closing of the voting on such modification, termination or waiver, shall have the right for a period of sixty days following the effective date of such modification, termination, or waiver to put any part or all of that party's Interest to the Partnership in accordance with Section 9.2.(b) but without requiring the consent of any other Partner.

         11.3. Estoppel Certificate.

         Within twenty days after receiving a written request from another Partner, any Partner receiving the request shall return a written, acknowledged statement which, to the extent of the Partner's knowledge, (a) either states that this Agreement has not been modified or describes any modifications which have been made, and (b) states whether or not any Partner is in default with respect to any obligation under this Agreement and describes the default.

         11.4. Further Actions.

         Each party to this Agreement shall execute and deliver any documents and take any further actions which may be necessary to effect the purposes and objectives of this Agreement.

         11.5. Certificate Requirements.

         The Partners promptly shall execute and file any certificates or other documents which may be required by applicable law in connection with the formation, existence, dissolution or liquidation of the Partnership.

         11.6. Successors and Assigns.

         This Agreement shall bind and inure to the benefit of the parties to this Agreement and their respective successors and assigns; provided that no interest in or under this Agreement may be assigned except as provided by this Agreement.

         11.7. Creditors.

         No provision in this Agreement shall be enforceable by, nor construed for the benefit of, any creditors of the Partnership.

         11.8. Personal Liability.

         Except as may be provided in a separate agreement delivered to the Partnership Management, no employee, officer, director, shareholder, limited partner or other agent of any Partner shall be liable personally for any obligations of the Partner under this Agreement.

         11.9. Entire Agreement.

         This Agreement represents the entire agreement of the parties to this Agreement with respect to the Partnership and supersedes any prior understandings between or among them. There are no oral or written representations, agreements, arrangements or understandings between or among the parties to this Agreement which relate to the Partnership other than those contained in this Agreement.

         11.10. Governing Law.

         This Agreement shall be construed in accordance with the laws of the State of Delaware, and the rights and obligations of the parties to this Agreement shall be governed by the laws of the State of Delaware.

         11.11. Notices.

         Except as otherwise provided, all notices and other communications which may be required under this Agreement shall be submitted in writing and shall be effective when received by the party to be notified. As long as all costs are prepaid by the sender, notices may be sent by any reasonable method, including hand delivery, mail (whether certified, overnight or otherwise), air courier, facsimile transmission, Telex or cable.

         11.12. Format of Agreement; Headings.

         The format of this Agreement and the headings used throughout this Agreement are intended only for convenience of reference and shall not affect the meaning of any provision in this Agreement.

         11.13. Usage of the Word "Include."

         In order to avoid repeated use of phrases such as "...including, but not limited to,..." and "...which may include, without limitation,..." throughout this Agreement, any derivative of the word "include" shall be construed only in an illustrative sense and not in a limiting sense, such that illustrations or examples associated with any provision in this Agreement which are set apart by any derivative of the word "include" shall not be construed to limit the generality of the provision which is modified, nor to be the exclusive illustrations or examples with respect to the provision, unless the context clearly indicates otherwise.

         11.14. Usage of the Word "Person."

         In order to avoid repeated use of phrases such as "...any person or entity..." throughout this Agreement, any derivative of the word "person" in this Agreement shall include an individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company, professional corporation, trust, estate, custodian, trustee, executor, administrator, nominee, charity or other entity in its own or a representative capacity.

         11.15. Usage of the Word "Trust."

         Any derivative of the word "trust" shall include all trusts and any arrangement which has substantially the same effect as a trust.

         11.16. Cross-References.

         Unless the context clearly indicates otherwise, any references in this Agreement to an "Article" or "Section" are references to articles or sections of this Agreement.

         11.17. Plurals, etc.

         Pronouns, nouns and other terms used in this Agreement shall be construed as necessary to include their masculine, feminine, neuter, singular and plural forms.

         11.18. Incorporation of Schedules and Exhibits By Reference.

         The provisions of the schedules and exhibits which are attached to this Agreement and to which reference is made in various places throughout this Agreement are incorporated by reference into this Agreement for all purposes without the necessity of repeatedly referring to such incorporation throughout this Agreement when referring to the schedules and exhibits.

         11.19. Counterparts.

         This Agreement may be executed in several counterparts, each of which shall be an original of this Agreement but all of which, taken together, shall constitute one and the same Agreement.

         IN WITNESS OF THIS AGREEMENT, the parties to this Agreement have signed below on the dates indicated, to be effective as of the Effective Date.

         GENERAL PARTNER:

                          WEIS FAMILY HOLDINGS, L.L.C.


         _____________________________               By:_______________________
         Date                                        Janet C. Weis,
                                                     Member and Manager


         LIMITED PARTNERS:


         -----------------------------               --------------------------
         Date                                        Janet C. Weis


         -----------------------------               --------------------------
         Date                                        Ellen Weis Goldstein,
                                                     Individually and as Trustee
                                                     of the following trusts:
                                                     The Laura Ann Goldstein
                                                     1999 Trust, The Paul Weis
                                                     Goldstein 1999 Trust, The
                                                     Amy Elizabeth Wender Gallo
                                                     Trust, The Kathryn Lee
                                                     Wender Gallo Trust, The
                                                     Laura Ann Goldstein Gallo
                                                     Trust, The Paul Weis
                                                     Goldstein Gallo Trust, The
                                                     Wendy Lynn Mindel Gallo
                                                     Trust, The Emily Beth
                                                     Mindel Gallo Trust, the
                                                     Residuary Marital Trust u/A
                                                     Sigfried Weis, and the
                                                     Generation-Skipping
                                                     Transfer Trust u/A Sigfried
                                                     Weis


         -----------------------------               ---------------------------
         Date                                        Nancy Weis Wender,
                                                     Individually and as Trustee
                                                     of the following trusts:
                                                     The Amy Elizabeth Wender
                                                     Gallo Trust, The Kathryn
                                                     Lee Wender Gallo Trust, The
                                                     Laura Ann Goldstein Gallo
                                                     Trust, The Paul Weis
                                                     Goldstein Gallo Trust, The
                                                     Wendy Lynn Mindel Gallo
                                                     Trust, The Emily Beth
                                                     Mindel Gallo Trust, the
                                                     Residuary Marital Trust u/A
                                                     Sigfried Weis, and the
                                                     Generation-Skipping
                                                     Transfer Trust u/A Sigfried
                                                     Weis

         -----------------------------               ---------------------------
         Date                                        Susan Weis Mindel,
                                                     Individually and as Trustee
                                                     of the following trusts:
                                                     The Wendy Lynn Mindel 1998
                                                     Trust, The Emily Beth
                                                     Mindel 1998 Trust, The Amy
                                                     Elizabeth Wender Gallo
                                                     Trust, The Kathryn Lee
                                                     Wender Gallo Trust, The
                                                     Laura Ann Goldstein Gallo
                                                     Trust, The Paul Weis
                                                     Goldstein Gallo Trust, The
                                                     Wendy Lynn Mindel Gallo
                                                     Trust, The Emily Beth
                                                     Mindel Gallo Trust, the
                                                     Residuary Marital Trust u/A
                                                     Sigfried Weis, and the
                                                     Generation-Skipping
                                                     Transfer Trust u/A Sigfried
                                                     Weis

         -----------------------------               ---------------------------
         Date                                        Amy Elizabeth Wender


         -----------------------------               ---------------------------
         Date                                        Kathryn Lee Wender


         -----------------------------               ---------------------------
         Date                                        Laura Ann Goldstein, as
                                                     Trustee of The Laura Ann
                                                     Goldstein 1999 Trust


         -----------------------------               ---------------------------
         Date                                        Paul Weis Goldstein, as
                                                     Trustee of The Paul Weis
                                                     Goldstein 1999 Trust


         -----------------------------               ---------------------------
         Date                                        Wendy Lynn Mindel, as
                                                     Trustee of The Wendy Lynn
                                                     Mindel 1998 Trust


         -----------------------------               ---------------------------
         Date                                        Emily Beth Mindel, as
                                                     Trustee of The Emily Beth
                                                     Mindel 1998 Trust

STATE OF                                             :
                                                     : ss.
COUNTY OF                                            :

                  On this the ____ day of _____________, 1999, before me, the undersigned officer, personally appeared JANET C. WEIS, individually and as Member and Manager of WEIS FAMILY HOLDINGS, L.L.C., known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

                  In witness whereof I hereunto set my hand and official seal.


                                  ----------------------------------
                                  Notary Public

                                  My Commission Expires:

STATE OF                                    :
                                                     : ss.
COUNTY OF                                            :

                  On this the ____ day of _____________, 1999, before me, the undersigned officer, personally appeared ELLEN WEIS GOLDSTEIN, individually and as Trustee of the following trusts: The Laura Ann Goldstein 1999 Trust, The Paul Weis Goldstein 1999 Trust, The Amy Elizabeth Wender Gallo Trust, The Kathryn Lee Wender Gallo Trust, The Laura Ann Goldstein Gallo Trust, The Paul Weis Goldstein Gallo Trust, The Wendy Lynn Mindel Gallo Trust, The Emily Beth Mindel Gallo Trust, the Residuary Marital Trust u/A Sigfried Weis, and the Generation-Skipping Transfer Trust u/A Sigfried Weis, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

                  In witness whereof I hereunto set my hand and official seal.



                                 ----------------------------------
                                  Notary Public

                                  My Commission Expires:

STATE OF                                             :
                                                     : ss.
COUNTY OF                                            :

                  On this the ____ day of _____________, 1999, before me, the undersigned officer, personally appeared NANCY WEIS WENDER, individually and as Trustee of the following trusts: The Amy Elizabeth Wender Gallo Trust, The Kathryn Lee Wender Gallo Trust, The Laura Ann Goldstein Gallo Trust, The Paul Weis Goldstein Gallo Trust, The Wendy Lynn Mindel Gallo Trust, The Emily Beth Mindel Gallo Trust, the Residuary Marital Trust u/A Sigfried Weis, and the Generation-Skipping Transfer Trust u/A Sigfried Weis, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

                  In witness whereof I hereunto set my hand and official seal.


                                  ----------------------------------
                                  Notary Public

                                  My Commission Expires:

STATE OF                                             :
                                                     : ss.
COUNTY OF                                            :

                  On this the ____ day of _____________, 1999, before me, the undersigned officer, personally appeared SUSAN WEIS MINDEL, individually and as Trustee of the following trusts: The Wendy Lynn Mindel 1998 Trust, The Emily Beth Mindel 1998 Trust, The Amy Elizabeth Wender Gallo Trust, The Kathryn Lee Wender Gallo Trust, The Laura Ann Goldstein Gallo Trust, The Paul Weis Goldstein Gallo Trust, The Wendy Lynn Mindel Gallo Trust, The Emily Beth Mindel Gallo Trust, the Residuary Marital Trust u/A Sigfried Weis, and the Generation-Skipping Transfer Trust u/A Sigfried Weis, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

                  In witness whereof I hereunto set my hand and official seal.


                                  ----------------------------------
                                  Notary Public

                                  My Commission Expires:

STATE OF                                             :
                                                     : ss.
COUNTY OF                                            :

                   On this the ____ day of _____________, 1999, before me, the undersigned officer, personally appeared AMY ELIZABETH WENDER, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

                  In witness whereof I hereunto set my hand and official seal.


                                  ----------------------------------
                                  Notary Public

                                  My Commission Expires:

STATE OF                                             :
                                                     : ss.
COUNTY OF                                            :

                  On this the ____ day of _____________, 1999, before me, the undersigned officer, personally appeared KATHRYN LEE WENDER, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

                  In witness whereof I hereunto set my hand and official seal.


                                  ----------------------------------
                                  Notary Public

                                  My Commission Expires:

STATE OF                                             :
                                                     : ss.
COUNTY OF                                            :

                  On this the ____ day of _____________, 1999, before me, the undersigned officer, personally appeared LAURA ANN GOLDSTEIN, as Trustee of The Laura Ann Goldstein 1999 Trust, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

                  In witness whereof I hereunto set my hand and official seal.


                                  ----------------------------------
                                  Notary Public

                                  My Commission Expires:

STATE OF                                             :
                                                     : ss.
COUNTY OF                                            :

                  On this the ____ day of _____________, 1999, before me, the undersigned officer, personally appeared PAUL WEIS GOLDSTEIN, as Trustee of The Paul Weis Goldstein 1999 Trust, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

                  In witness whereof I hereunto set my hand and official seal.


                                  ----------------------------------
                                  Notary Public

                                  My Commission Expires:

STATE OF                                             :
                                                     : ss.
COUNTY OF                                            :

                  On this the ____ day of _____________, 1999, before me, the undersigned officer, personally appeared WENDY LYNN MINDEL, as Trustee of The Wendy Lynn Mindel 1998 Trust, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

                  In witness whereof I hereunto set my hand and official seal.


                                  ----------------------------------
                                  Notary Public

                                  My Commission Expires:

STATE OF                                             :
                                                     : ss.
COUNTY OF                                            :

                  On this the ____ day of _____________, 1999, before me, the undersigned officer, personally appeared EMILY BETH MINDEL, as Trustee of The Emily Beth Mindel 1998 Trust, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

                  In witness whereof I hereunto set my hand and official seal.


                                  ----------------------------------
                                  Notary Public

                                  My Commission Expires:

                               Schedule #1, page 1
                                   Schedule #1

                 Initial Contributions and Partnership Interest
                 ----------------------------------------------

                                                                                                           Percentage
                                                                                  Contribution              Interest
                                                                                  ------------             ----------
General Partner:
         Weis Family Holdings, L.L.C.

Limited Partners:
         Janet C. Weis
         Ellen Weis Goldstein
         Nancy Weis Wender
         Susan Weis Mindel
         Amy Elizabeth Wender
         Kathryn Lee Wender
         Trustees of The Laura Ann Goldstein 1999 Trust
         Trustees of The Paul Weis Goldstein 1999 Trust
         Trustees of The Wendy Lynn Mindel 1998 Trust
         Trustees of The Emily Beth Mindel 1998 Trust
         Trustees of The Amy Elizabeth Wender Gallo Trust
         Trustees of The Kathryn Lee Wender Gallo Trust
         Trustees of The Laura Ann Goldstein Gallo Trust
         Trustees of The Paul Weis Goldstein Gallo Trust
         Trustees of The Wendy Lynn Mindel Gallo Trust
         Trustees of The Emily Beth Mindel Gallo Trust
         Trustees of the Residuary Marital Trust u/A Sigfried
         Weis
         Trustees of the Generation-Skipping Transfer Trust u/A
         Sigfried Weis

TOTAL (All Partners)


                              Schedule #1, page 1

                                   Schedule #2

                            Capital Contributions By
                          Weis Family Holdings, L.L.C.
                          ----------------------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by Weis Family Holdings, L.L.C., subject to all valid liens and encumbrances:

         20,000 shares of Weis Markets, Inc. common stock

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc.
                  as of the Effective Date at $          .

                               Schedule #2, page 1

                                   Schedule #3

                            Capital Contributions By
                                  Janet C. Weis
                                  -------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by Janet C. Weis, subject to all valid liens and encumbrances:

         3,200,000 shares of Weis Markets, Inc. common stock

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $             .


                               Schedule #3, page 1

                                   Schedule #4

                            Capital Contributions By
                              Ellen Weis Goldstein
                              --------------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by Ellen Weis Goldstein, subject to all valid liens and encumbrances:

         1,000,000 shares of Weis Markets, Inc. common stock

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $             .


                               Schedule #4, page 1

                                   Schedule #5

                            Capital Contributions By
                                Nancy Weis Wender
                                -----------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by Nancy Weis Wender, subject to all valid liens and encumbrances:

         1,000,000 shares of Weis Markets, Inc. common stock

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $             .


                               Schedule #5, page 1

                                   Schedule #6

                            Capital Contributions By
                                Susan Weis Mindel
                                -----------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by Susan Weis Mindel, subject to all valid liens and encumbrances:

         1,000,000 shares of Weis Markets, Inc. common stock

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $             .


                               Schedule #6, page 1

                                   Schedule #7

                            Capital Contributions By
                              Amy Elizabeth Wender
                              --------------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by Amy Elizabeth Wender, subject to all valid liens and encumbrances:

         2,596 shares of Weis Markets, Inc. common stock; and

         97,404 shares of Weis Markets, Inc. common stock that Amy Elizabeth Wender is entitled to receive from the charitable lead annuity trusts under articles NINE and TEN of the will of Claire Gross Weis, which terminated as of May 2, 1999.

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $            .


                               Schedule #7 page 1

                                   Schedule #8

                            Capital Contributions By
                               Kathryn Lee Wender
                               ------------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by Kathryn Lee Wender, subject to all valid liens and encumbrances:

         2,596 shares of Weis Markets, Inc. common stock; and

         97,404 shares of Weis Markets, Inc. common stock that Kathryn Lee Wender is entitled to receive from the charitable lead annuity trusts under articles NINE and TEN of the Will of Claire Gross Weis, which terminated as of May 2, 1999.

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $            .


                               Schedule #8 page 1

                                   Schedule #9

                            Capital Contributions By
                 Trustees of The Laura Ann Goldstein 1999 Trust
                 ----------------------------------------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by the Trustees of The Laura Ann Goldstein 1999 Trust, subject to all valid liens and encumbrances:

         2,597 shares of Weis Markets, Inc. common stock assigned to the Trustees of The Laura Ann Goldstein 1999 Trust by Laura Ann Goldstein; and

         97,403 shares of Weis Markets, Inc. common stock that the Trustees of The Laura Ann Goldstein 1999 Trust are entitled to receive from the charitable lead annuity trusts under articles NINE and TEN of the Will of Claire Gross Weis, which terminated as of May 2, 1999 (assigned to the Trustees by Laura Ann Goldstein).

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $            .





                               Schedule #9 page 1

                                  Schedule #10

                            Capital Contributions By
                 Trustees of The Paul Weis Goldstein 1999 Trust
                 ----------------------------------------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by the Trustees of The Paul Weis Goldstein 1999 Trust, subject to all valid liens and encumbrances:

         2,597 shares of Weis Markets, Inc. common stock assigned to the Trustees of The Paul Weis Goldstein 1999 Trust by Paul Weis Goldstein; and

         97,403 shares of Weis Markets, Inc. common stock that the Trustees of The Paul Weis Goldstein 1999 Trust are entitled to receive from the charitable lead annuity trusts under articles NINE and TEN of the Will of Claire Gross Weis, which terminated as of May 2, 1999 (assigned to the Trustees by Paul Weis Goldstein).

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $            .



                               Schedule #10 page 1

                                  Schedule #11

                            Capital Contributions By
                  Trustees of The Wendy Lynn Mindel 1998 Trust
                  --------------------------------------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by the Trustees of The Wendy Lynn Mindel 1998 Trust, subject to all valid liens and encumbrances:

         2,596 shares of Weis Markets, Inc. common stock; and

         97,404 shares of Weis Markets, Inc. common stock that the Trustees of The Wendy Lynn Mindel 1998 Trust are entitled to receive from the charitable lead annuity trusts under articles NINE and TEN of the Will of Claire Gross Weis, which terminated as of May 2, 1999 (assigned to the Trustees by Wendy Lynn Mindel).

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $            .



                              Schedule #11, page 1

                                  Schedule #12

                            Capital Contributions By
                  Trustees of The Emily Beth Mindel 1998 Trust
                  --------------------------------------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by the Trustees of The Emily Beth Mindel 1998 Trust, subject to all valid liens and encumbrances:

         2,596 shares of Weis Markets, Inc. common stock; and

         97,404 shares of Weis Markets, Inc. common stock that the Trustees of The Emily Beth Mindel 1998 Trust are entitled to receive from the charitable lead annuity trusts under articles NINE and TEN of the Will of Claire Gross Weis, which terminated as of May 2, 1999 (assigned to the Trustees by Emily Beth Mindel).

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $            .



                              Schedule #12, page 1

                                  Schedule #13

                            Capital Contributions By
                Trustees of The Amy Elizabeth Wender Gallo Trust
                ------------------------------------------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by the Trustees of The Amy Elizabeth Wender Gallo Trust, subject to all valid liens and encumbrances:

         36,000 shares of Weis Markets, Inc. common stock

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $            .


                              Schedule #13, page 1

                                  Schedule #14

                            Capital Contributions By
                 Trustees of The Kathryn Lee Wender Gallo Trust
                 ----------------------------------------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by the Trustees of The Kathryn Lee Wender Gallo Trust, subject to all valid liens and encumbrances:

         36,000 shares of Weis Markets, Inc. common stock

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $            .


                              Schedule #14, page 1

                                  Schedule #15

                            Capital Contributions By
                 Trustees of The Laura Ann Goldstein Gallo Trust
                 -----------------------------------------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by the Trustees of The Laura Ann Goldstein Gallo Trust, subject to all valid liens and encumbrances:

         36,000 shares of Weis Markets, Inc. common stock

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $            .


                              Schedule #15, page 1

                                  Schedule #16

                            Capital Contributions By
                 Trustees of The Paul Weis Goldstein Gallo Trust
                 -----------------------------------------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by the Trustees of The Paul Weis Goldstein Gallo Trust, subject to all valid liens and encumbrances:

         36,000 shares of Weis Markets, Inc. common stock

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $            .


                              Schedule #16, page 1

                                  Schedule #17

                            Capital Contributions By
                  Trustees of The Wendy Lynn Mindel Gallo Trust
                  ---------------------------------------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by the Trustees of The Wendy Lynn Mindel Gallo Trust, subject to all valid liens and encumbrances:

         36,000 shares of Weis Markets, Inc. common stock

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $            .


                              Schedule #17, page 1

                                  Schedule #18

                            Capital Contributions By
                  Trustees of The Emily Beth Mindel Gallo Trust
                  ---------------------------------------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by the Trustees of The Emily Beth Mindel Gallo Trust, subject to all valid liens and encumbrances:

         36,000 shares of Weis Markets, Inc. common stock

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $            .


                              Schedule #18, page 1

                                  Schedule #19

                            Capital Contributions By
            Trustees of the Residuary Marital Trust u/A Sigfried Weis
            ---------------------------------------------------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by the Trustees of the Residuary Marital Trust u/A Sigfried Weis, subject to all valid liens and encumbrances:

         1,018,628 shares of Weis Markets, Inc. common stock

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $             .


                              Schedule #19, page 1

                                  Schedule #20

                            Capital Contributions By
      Trustees of the Generation-Skipping Transfer Trust u/A Sigfried Weis
      --------------------------------------------------------------------

         The following properties are being contributed to Weis Family Holdings, L.P. as of the Effective Date by the Trustees of the Generation-Skipping Transfer Trust u/A Sigfried Weis, subject to all valid liens and encumbrances:

         33,145 shares of Weis Markets, Inc. common stock

                  Valued per Appraisal of Sheldrick, McGehee & Kohler, Inc. as
                  of the Effective Date at $            .


                              Schedule #20, page 1